POTOMAC FUNDS

 SUPPLEMENT DATED SEPTEMBER 19, 2003 TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 2, 2003

      The first sentence of the last paragraph of the "Portfolio Transactions and Brokerage" section on page 20 of the Statement of Additional Information is replaced with the following:

      In effecting portfolio transactions for the Funds (other than the Money Market Fund), Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty.